SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2006

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NORTHEAST UTILITIES

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(Exact name of registrant as specified in its charter)

MASSACHUSETTS	1-5324	04-2147929
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(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD

MASSACHUSETTS                        01105

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(Address of principal executive offices)  (Zip Code)

(860) 665-5000

(Registrant's telephone number, including area code)

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 1 -

Registrants’ Business Operations

Item 1.01

Entry into a Material Definitive Agreement

On July 24, 2006, under the agreements described below, Energy Capital Partners I, LP (“ECP”) affiliates have agreed to purchase the competitive generation assets of Northeast Utilities (“NU”) in Connecticut and Massachusetts for $1.34 billion, including the assumption of $320 million in debt.

The material definitive agreements, each dated July 24, 2006, are as follows:

- NU’s subsidiary NU Enterprises, Inc. (“NUEI”) entered into a Stock Purchase Agreement with NE Energy, Inc. (“NEEI”), an affiliate of ECP, under which NEEI has agreed to purchase all of the common shares of NUEI’s subsidiary Northeast Generation Company (“NGC”).  NGC owns 14 electric generating plants in Connecticut and Massachusetts with a total output of 1,296 megawatts.

- NU’s subsidiaries Northeast Generation Services Company (“NGS”), Select Energy, Inc. (“SEI”) and Northeast Utilities Service Company (“NUSCO”) entered into a Purchase and Sale Agreement with NEEI, under which NEEI will acquire certain assets and assume certain liabilities related to the foregoing purchase of shares of NGC.

- NU’s subsidiary Holyoke Water Power Company (“HWP”) entered into a Purchase and Sale Agreement with another ECP affiliate, Mt. Tom Generating Company LLC (“MTGC”), under which MTGC has agreed to purchase HWP’s 146 megawatt coal fired generating plant and assume certain liabilities related thereto.

- NU entered into three separate Guaranties as to certain of the respective obligations of NUEI, NGS, SEI and NUSCO and HWP under the foregoing three agreements.

- ECP entered into three separate Guaranties as to certain of the respective obligations of NEEI and MTGC under the foregoing three agreements.

Neither ECP, NEEI or MTGC, nor any affiliate thereof, have any material relationship with NU or any of its affiliates other than in respect of the foregoing agreements and transactions and arrangements related thereto.

A copy of the joint NU-ECP news release further describing this transaction is attached as Exhibit 99 and is incorporated herein by reference thereto.

For further information, reference is made to Financial Condition and Business Analysis in NU’s 2005 Annual Report on Form 10-K, as amended for discontinued operations presentation by Form 8-K dated June 7, 2006, and its Quarterly report on Form 10-Q for the period ended March 31, 2006.

Section 9    -

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit	Description
Exhibit 99	Northeast Utilities News Release dated July 24, 2006.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
By: /s/ Randy A. Shoop
Name: Randy A. Shoop Title: Vice President and Treasurer

Date:  July 26, 2006